UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

_____________________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2016, Web.com Group, Inc. (the “Company”) announced the results of operations for its fiscal quarter ended March 31, 2016. A copy of the Company's press release announcing such results dated May 5, 2016, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated May 5, 2016 containing Web.com Group, Inc.'s results of operations for the fiscal quarter ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: May 5, 2016	/s/ Matthew P. McClure
Matthew P. McClure, Secretary

Index of Exhibits

Exhibit No.	Description
99.1	Press release dated May 5, 2016 containing Web.com Group, Inc.'s results of operations for the fiscal quarter ended March 31, 2016.